                                                                   EXHIBIT 23
                                                                   ----------


INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statements of Franklin Electric Co., Inc. on Form S-8 (file numbers 33-35958, 33-35960, 33-35962, 33-38200, 333-01957 and 333-01959) of our report dated
January 30, 1998 appearing in the Annual Report on Form 10-K of Franklin Electric Co., Inc. for the year ended January 3, 1998.



 /s/ DELOITTE & TOUCHE LLP

Deloitte & Touche LLP
Chicago, Illinois
February 27, 1998